UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 25, 2008

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EUROBANCSHARES, INC.
(Exact name of registrant as specified in its charter)
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Commonwealth of Puerto Rico	000-50872	66-0608955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road PR-1, Km. 24.5
Quebrada Arenas Ward
San Juan, Puerto Rico 00926
(Address of principal executive offices) (Zip Code)

(787) 622-0101
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Retirement of an Executive Officer.

On March 25, 2008, Jaime Noble, Senior Vice President of EuroLease, a division of EuroBancshares’ principal banking subsidiary, Eurobank, announced his intention to retire, effective March 31, 2008, after eight years of service to the institution. The existing management team will continue to lead the EuroLease operations and Mr. Noble will be available to provide consulting services on an as-needed basis.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EUROBANCSHARES, INC.

Date: March 28, 2008	By:	/s/ Rafael Arrillaga-Torréns, Jr.
Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer